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                               [bigstar.com logo]

                          BIGSTAR ENTERTAINMENT, INC.


  NUMBER                                                            SHARES
 --------                                                          --------
BSE

INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS

                                                              CUSIP 089896 10 4

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   THIS CERTIFIES THAT




   IS THE OWNER OF
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        FULLY PAID AND NONASSESSABLE SHARES, PAR VALUE $.001 PER SHARE,
                             OF THE COMM0N STOCK OF
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                          BIGSTAR ENTERTAINMENT, INC.
                        (hereinafter the "Corporation")

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                          [BigStar Entertainment, Inc.
/s/ David Levitsky               Corporate Seal          /s/ David Friedensohn
  SECRETARY                          1999                CHIEF EXECUTIVE OFFICER
                                   Delaware]




                          COUNTERSIGNED AND REGISTERED
                    AMERICAN STOCK TRANSFER & TRUST COMPANY.

                                                       TRANSFER AGENT
                                                       AND REGISTRAR.


                                   By
                                     -------------------------------------------
                                                              AUTHORIZED OFFICER


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     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences, and relative, participating, optional or other special rights of each class and series of stock of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM -- as tenants in common     UNIF GIFT MIN ACT--______Custodian_______
  TEN ENT -- as tenants by the entireties                (Cust)         (Minor)
  JT TEN  -- as joint tenants with right           under Uniform Gifts to Minors
             of survivorship and not as            Act________________
             tenants in common                             (State)


    Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT

    For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
________________________________________
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________________________________________________________________________________


________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee


________________________________________________________________________________


_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.



Dated __________________________________


                                         ______________________________________
                                         The signature to this assignment must
                                         correspond with the name as written
                                NOTICE:  upon the face of the certificate in
                                         every particular, without alteration
                                         or enlargement or any change whatever.

Signatures(s) Guaranteed:


________________________________________
The signatures(s) should be guaranteed
by an eligible guarantor institution
(banks, stockbrokers, savings and loan
associations and credit unions with
membership in an approved signature
guarantee medallion program), pursuant to
SEC Rule 17Ad-15